UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

ALTO INGREDIENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 South Second Street
Pekin, Illinois	61554
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ALTO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 29, 2024, the Board of Directors (the “Board”) of Alto Ingredients, Inc. (the “Company”) approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”) of the Company, effective immediately. The Amended and Restated Bylaws amend certain of the provisions of Article II, Sections 2.13, 2.14 and 2.15, and Article VIII, Section 8.13. Among other things, the amendments set forth in the Amended and Restated Bylaws:

(1) revise the procedures and disclosure requirements set forth in the advance notice bylaw provisions;

(2) address the universal proxy rules adopted by the U.S. Securities and Exchange Commission, by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements;

(3) require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;

(4) update various provisions of the Amended and Restated Bylaws to make certain technical and clarifying changes that address Rule 14a-19;

(5) eliminate the requirement to make a stockholder list available for examination at meetings of stockholders as provided for by recent amendments under the Delaware General Corporation Law; and

(6) establish the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant named in such complaint.

Additional amendments were made to make clarifying or conforming language changes, in addition to technical or ministerial changes. The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is subject, and qualified in its entirety by reference, to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
3.1	Amended and Restated Bylaws of Alto Ingredients, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2024	ALTO INGREDIENTS, INC.

	By:	/S/ AUSTE M. GRAHAM
Auste M. Graham,
General Counsel, Vice President and Secretary.

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